Subsequent Events:	6 Months Ended
Jun. 30, 2017
Subsequent Events: [Abstract]
Subsequent Events:

Note 13.    Subsequent Events:

In June 2017, the Company gave notice of a partial redemption of its 2018 Notes and in the third quarter of 2017, the Company gave notice that it would redeem all of its remaining 2018 Notes. At June 30, 2017, the Company had a total of $59.1 million face value of 2018 Notes outstanding.  Of these notes, $36.3 million were settled in cash and the Company paid an additional $6.4 million in premium on redemption and $0.2 million in interest to the redemption date. The remaining $22.8 million 2018 Notes were converted to approximately 7.6 million Class A common shares. As of August 10, 2017, all of the Company's 2018 Notes had been redeemed for cash or converted to Class A common shares and the Company's remaining debt consisted of approximately $1.0 million 2022 Convertible Notes.

In August 2017, The U.S. government moved to restrict the Venezuelan government's access to the U.S. financial markets. An executive order was issued barring, among other things, dealings in new bonds and stocks issued by the Venezuelan government and the state oil company. The Company is evaluating the impact of these and other restrictions, if any, on its dealings with the Venezuelan government.